UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 7, 2006

UNITED FIRE & CASUALTY COMPANY

(Exact name of registrant as specified in its charter)

Iowa	2-39621	42-0644327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 319-399-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In anticipation of his retirement at the end of 2006, Kent G. Baker, Vice President and Chief Financial Officer of the Company, today announced his resignation as Chief Financial Officer, effective May 17, 2006. Also today, the Company announced the appointment of Dianne M. Lyons, Vice President and Controller of the Company, as Chief Financial Officer of the Company, effective May 17, 2006.

The Company issued a press release regarding Mr. Baker’s resignation as Chief Financial Officer, and Ms. Lyons’ appointment as Chief Financial Officer of the Company. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated April 7, 2006, announcing the retirement of Kent G. Baker, Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

April 7, 2006
(Date)

/s/ John A. Rife
John A. Rife
President and Chief Executive Officer

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For:	United Fire & Casualty Company

118 Second Avenue SE, PO Box 73909

Cedar Rapids, Iowa 52407-3909

Contact: John A. Rife, President/CEO, 319-399-5700

Dianne M. Lyons to Succeed Kent G. Baker as Chief Financial Officer of United Fire & Casualty Company

CEDAR RAPIDS, IA – April 7, 2006 – United Fire & Casualty Company (NASDAQ: UFCS) today announced the resignation of Kent G. Baker as Chief Financial Officer and the appointment of Dianne M. Lyons as Chief Financial Officer. Mr. Baker’s resignation as Chief Financial Officer will be effective May 17, 2006. He will continue as Vice President until the end of 2006, at which time he will leave the Company to retire and pursue his community interests. Ms. Lyons’ appointment as Chief Financial Officer, in addition to her current duties as Vice President of the Company, will be effective May 17, 2006.

Mr. Baker joined United Fire & Casualty Company as its Vice President and Chief Financial Officer in 1984. His announcement of his retirement is part of a long-considered plan to ensure the smooth transition and continuity of the Company’s financial management.

Ms. Lyons brings extensive financial accounting and management experience to her new role. She joined the Company in 1983 and served in various accounting and administrative functions before being named Controller in May 1999 and Vice President in May 2003. She will continue to serve as Vice President of the Company and several of its subsidiaries. Ms. Lyons received her bachelor’s degree from Coe College; she is a Chartered Property and Casualty Underwriter, and a member of the Chartered Property and Casualty Underwriters Society. Ms. Lyons will report to John A. Rife, President and Chief Executive Officer of United Fire & Casualty Company.

John A. Rife, President and Chief Executive Officer of United Fire & Casualty Company, stated, “On behalf of United Fire & Casualty Company and our Board of Directors, I’d like to thank Kent for his years of service to the Company as its Chief Financial Officer and for his many contributions to our success. Kent has been a part of the United Fire & Casualty Company family for 22 years, and his strong financial stewardship has helped place us in our current position as an industry leader.”

Mr. Rife added, “Dianne has worked closely with Kent for over 20 years, and her years of financial and accounting experience and strong performance throughout her career at the Company make her ideally suited to take on her new role. Dianne has a deep understanding of our culture and business. That understanding and her strong leadership skills will be valuable as she leads the financial management of our Company into the future. We look forward to her continued contributions to our success.”

Disclosure of forward-looking statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry in which we operate, management’s beliefs and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “continues,” “seeks,” “estimates,” “predicts,” “should,” “could,” “may,” “will continue,” “might”, “hope” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Among the factors that could cause our actual outcomes and results to differ are the following: inherent uncertainties with respect to loss reserving, including the reserves established for Hurricanes Katrina and Rita, which are based on management estimates; increasing reinsurance rates or lack of availability of reinsurance; reinsurance viability; the occurrence of catastrophic events or other insured or reinsured events with a frequency or severity exceeding our estimates; the actual amount of new and renewal business and demand for our products and services; the competitive environment in which we operate, including price, product and service competition; developments in domestic and global financial markets that could affect our investment portfolio and financing plans; impact of regulatory actions on our Consolidated Financial Statements; uncertainties relating to government and regulatory policies; additional government and NASDAQ policies relating to corporate governance, and the cost to comply; legal developments; changing rates of inflation, interest rates and other economic conditions; worsening of global economic conditions; our relationship with our agencies; the valuation of invested assets; the recovery of deferred acquisition costs; the resolution of legal issues pertaining to the World Trade Center catastrophe; the resolution of regulatory and legal issues pertaining to Hurricane Katrina; the occurrence of terrorist activity; or our relationship with our reinsurers. These are representative of the risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.